UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): May 28, 2020

ESSENT GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-36157	Not Applicable
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM11, Bermuda
(Address of Principal Executive Offices and Zip Code)

(441) 297-9901

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Shares, $0.015 par value	ESNT	New York Stock Exchange

Item 7.01 Regulation FD Disclosure.

Unless the context otherwise indicates or requires, the terms "we," "our," "us" and the "Company," as used in this Current Report on 8-K, refer to Essent Group Ltd. and its directly and indirectly owned subsidiaries, including our primary operating subsidiaries, including Essent Guaranty, Inc. (“Essent Guaranty”), as a combined entity, except where otherwise stated or where it is clear that the terms mean only Essent Group Ltd. exclusive of its subsidiaries.

Recent Developments.

The following tables set forth, as of the dates and for the periods indicated below, (i) the number and percentage of mortgage loans we insure that were reported to have missed at least two consecutive payments of principal and interest, including forbearance-related delinquencies as a result of COVID-19, (ii) our insurance in-force and (iii) our new insurance written.

This information regarding new delinquencies and cures is reported to Essent Guaranty from loan servicers.  Default reporting, particularly on a monthly basis, may be affected by several factors, including the date on which the report is generated and transmitted to Essent Guaranty, updated information submitted by servicers and by the timing of servicing transfers.

Based on the current level of delinquencies reported to us, we believe that our insurance-linked note transactions, referred to as ILNs, will likely be subject to a “trigger event” beginning as of June 25, 2020. The amortization of principal of the notes will be suspended upon the occurrence and during the continuation of a trigger event.

	As of March 31, 2020	As of April 30, 2020	As of May 26, 2020
# of Defaults	5,841	7,511	27,411
Default Rate (1)	0.83%	1.06%	3.85%
Insurance-in-force (2)	$165,615,503	$166,131,431	$167,994,255

(1)	Default rate calculated as a percentage of the number of mortgage insurance policies in-force as of the applicable date of determination.
(2)	Dollars in thousands.

($ in thousands)	Month Ended April 30, 2020	May 1 through May 26, 2020
New insurance written	$6,828,300	$6,832,155

Presentation

The Company is furnishing herewith a presentation dated May 28, 2020. The presentation is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Regulation FD.

Item 9.01.         Financial Statements and Exhibits

(d)

Exhibit No.	Description
99.1	Presentation of the Company dated May 28, 2020 (furnished pursuant to Regulation FD)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2020	ESSENT GROUP LTD.

	By:	/s/ Lawrence E. McAlee
Name: Lawrence E. McAlee
Title: Senior Vice President and Chief Financial Officer